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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 20, 2001



                                 PW Eagle, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


      0-18050                                        41-1642846
(Commission File Number)              (I.R.S. Employer Identification Number)


            222 South Ninth Street, Suite 2880, Minneapolis, MN 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 305-0339
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On August 20, 2001, the Company issued a press release announcing its second quarter results of operation. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated August 20, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PW EAGLE, INC.



Date: August 20, 2001                   By /s/ Dobson West
                                           -------------------------------------
                                           Dobson West,
                                           Chief Administrative Officer and
                                           General Counsel


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                                  EXHIBIT INDEX

                                       to

                            August 20, 2001 Form 8-K

                                 PW Eagle, Inc.



Exhibit Number             Exhibit Description


    99.1                   Press Release dated August 20, 2001.



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